United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LE@P TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LE@P TECHNOLOGY, INC.
5601 NORTH DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Le@P Technology, Inc., a Delaware corporation (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, June 22, 2012, at 9:00 a.m., Eastern Standard Time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	To elect five members of the Board of Directors to serve until the 2013 Annual Meeting of Stockholders;
2.	To ratify Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2012; and
3.	To act upon any other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on May 9, 2012 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.  Attendance at the Annual Meeting is limited to stockholders of record as of May 9, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Proxy Statement and the Company’s 2011 Annual Report to Stockholders are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company at Mthomasleap@aol.com.

The enclosed proxy is solicited by the Board of Directors of the Company.  The Notice of the Annual Meeting and accompanying proxy statement contain important information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention.  Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly (but in any event in time such that the Company receives your proxy card no later than the close of business on Thursday, June 21, 2012).  If you attend the Annual Meeting and prefer to vote in person, you may do so.  The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors,

/s/ Timothy C. Lincoln
Timothy C. Lincoln
Chairman

April 30, 2012
Fort Lauderdale, Florida

LE@P TECHNOLOGY, INC.
5601 N. DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2012

INFORMATION ABOUT OUR ANNUAL MEETING

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of LE@P TECHNOLOGY, INC. ( the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, June 22, 2012, at 9:00 a.m. Eastern Standard Time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 14, 2012 to all stockholders entitled to vote at the Annual Meeting.  Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), or shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), at the close of business on May 9, 2012 (the “Record Date”) are entitled to vote (as further described below) on all matters presented for a vote at the Annual Meeting.  On the Record Date, there were 65,195,909 shares of Class A Common Stock outstanding and entitled to vote and 25,000 shares of Class B Common Stock outstanding and entitled to vote.  The Company’s principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING

Why Is this Proxy Statement Being Sent to You?

This proxy statement and the enclosed proxy card are being sent to you because the Company’s Board of Directors (the “Board” or the “Board of Directors”) is soliciting proxies from holders of the Company’s Class A Common Stock and Class B Common Stock regarding certain matters to be put to a stockholder vote at the Annual Meeting.  The Company has two classes of Common Stock (Class A Common Stock and Class B Common Stock), and one series of Preferred Stock (denominated the Series B Preferred Stock).  The holders of Class A Common Stock and Class B Common Stock are each entitled to vote at the Annual Meeting, as described further herein.  The holders of Series B Preferred Stock have no voting rights and are not entitled to vote at the Annual Meeting.  This proxy statement sets forth various information you need to know to participate and vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting in person to vote your shares.  Instead, you may simply complete, sign, date and return the enclosed proxy card.

What Is Being Voted On at the Annual Meeting?

The following proposals are being submitted for approval by stockholders at the Annual Meeting:

●	To elect five members of the Board of Directors (the “Directors”) to serve until the 2013 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

●	To ratify Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2012; and

●	To act upon any other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The first and second proposals referenced above are described in detail under the headings “PROPOSAL NO. 1” and “PROPOSAL NO. 2”, respectively, below.

Who May Vote?

Stockholders who owned Class A Common Stock or Class B Common Stock as of the Record Date (i.e., at the close of business on May 9, 2012) are entitled to vote at the Annual Meeting.   A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to our Annual Meeting for examination by any stockholder.

How Many Votes Do I Have?

Each share of Class A Common Stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting (as further described below).  Holders of Class B Common Stock are entitled to one vote on each matter presented at the Annual Meeting (as further described below) for each share of Class B Common Stock they owned as of the Record Date.  Except in respect of the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class (see “PROPOSAL NO. 1” below).

How Many Shares Are Needed for a Quorum?

As of the Record Date, the following shares of capital stock of the Company entitled to vote at the Annual Meeting were outstanding:  (i) 65,195,909 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock.  The Annual Meeting will be held, and a quorum will be properly constituted, if a majority of the outstanding shares of (a) Class A Common Stock and (b) Class B Common Stock entitled to vote, in each case, is represented, in person or by proxy, at the Annual Meeting.  Accordingly, a minimum of (i) 32,597,955 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required to be present at the Annual Meeting for a quorum to be constituted for purposes of the Meeting.  If you have completed and returned the proxy card or if you attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters submitted for approval at the Meeting.  “Broker non-votes” also count for quorum purposes.  If you hold your Class A Common Stock or Class B Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Annual Meeting may be adjourned until a quorum is present or represented.  At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

M. Lee Pearce, M.D. (referred to herein as the “Majority Stockholder”), who beneficially and indirectly (as further described under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” below) owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common, has declared that he intends to complete, sign, date and return a proxy card with respect to all shares beneficially and indirectly owned by him.  Assuming the foregoing, a quorum at the Annual Meeting is assured.

Does It Appear Likely that Each of the Proposals Will Be Approved?

Yes.  As noted above, the Majority Stockholder beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock.  The Majority Stockholder has declared that he intends to vote, or direct the vote of, as the case may be, all shares beneficially and indirectly owned by him or entities he controls in favor of each of the proposals to be brought before the Annual Meeting.  Assuming the foregoing, approval of the following proposals is assured:

●	Election of the five nominated Directors to serve until the 2013 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

●	Ratification of Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2012.

How Does a Stockholder Vote by Proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly (but in any event in time such that the Company receives your proxy card no later than the close of business on Thursday, June 21, 2012) in the envelope provided.  No postage is needed if the proxy card is mailed in the United States.  Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.  If you properly complete and sign your proxy card and return it to us in time to vote (i.e., so that we receive your proxy card no later than the close of business on June 21, 2012), your “proxy” (i.e., one of the individuals identified as such on your proxy card) will vote your shares as you have directed.  If you sign, date, and return the proxy card but do not make specific choices or do not give specific instructions with respect to the matters being submitted for a vote at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as follows:

●	“FOR” electing the five nominated Directors to serve until the 2013 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

●	“FOR” ratifying Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2012.

If any other matter is presented for a vote at the Annual Meeting, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was mailed, the Company knew of no matter which needed or was contemplated to be acted upon at the Annual Meeting other than those discussed in this proxy statement.

May a Proxy Be Revoked?

Yes.  If you give a proxy (via return of a fully completed and signed proxy card), you may revoke it at any time before it is exercised.  You may revoke your proxy in one of three ways.  First, you may send in (prior to the Annual Meeting) another proxy card with a later date.  Second, you may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.  Third, you may vote in person at the Annual Meeting.  Note that later dated proxy cards and written revocation instructions must be received by the Company no later than the close of business on June 21, 2012.

How Does a Stockholder Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of May 9, 2012 (the Record Date).  You may obtain directions to the location of the Annual Meeting by emailing the Company’s Corporate Secretary at Mthomasleap@aol.com.

What Vote of Stockholders Is Required to Approve the Proposals?

Proposal No. 1: Electionof Five Directors
Under Article IV of the Company’s certificate of incorporation, (i) the holders of Class B Common Stock are entitled to elect a simple majority of the Board of Directors (e.g., three members of a five-person Board) (hereinafter, the “Class B Board Majority Election Right”), and (ii) the holders of the Class A Common Stock are entitled to elect the remaining Director(s) (e.g., two members of a five-person Board).  However, for purposes of this Annual Meeting only, the holders of the Class B Common Stock waived their Class B Board Majority Election Right and consented to a composition of the Board of Directors consistent with and as described under Proposal No. 1, as described below (see “PROPOSAL NO. 1” below).  Accordingly, the holders of Class A Common Stock will be entitled to elect four directors (each designated a “Class A Director”) and the holders of Class B Common Stock will be entitled to elect one director (designated a “Class B Director”) at the Annual Meeting.  However, as this is a limited waiver and consent by the holders of the Class B Common Stock with respect to their Class B Board Majority Election Right, the holders of the Class B Common Stock have retained their Class B Board Majority Election Right for all future election and other purposes.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the shares of Class A Common Stock outstanding as of the Record Date.  Similarly, the person nominated as the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the shares of Class B Common Stock outstanding as of the Record Date.  “Plurality” means that individuals who receive the largest number of votes cast in their favor are elected as directors up to the maximum number of directors to be elected.  Cumulative voting is not permitted.  If you are present or represented at the Annual Meeting (whether in person or by proxy) but abstain from voting with respect to a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” that particular nominee.  (However, if you sign, date, and return the proxy card but do not indicate specific choices or do not give specific instructions with respect to the matters being submitted for approval at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as described under the heading “How Does a Stockholder Vote by Proxy?” above.)  A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors and the Class B Director, respectively.

Proposal No. 2: Ratification of Selection of Auditors
The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors for the fiscal year ended December 31, 2012.  Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal.  “Broker non-votes” will have no effect on the outcome.

As described above (see “Does It Appear Likely that Each of the Proposals Will Be Approved?” above), approval of Proposal Nos. 1 and 2 at the Annual Meeting is assured, assuming that the Majority Stockholder votes, or directs the vote of, as the case may be, all of the shares beneficially and indirectly owned by him in favor of each of the proposals to be brought before the Annual Meeting, as the Majority Stockholder has declared he intends to do.

Is Voting Confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential.  Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card or ballot.  Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

Who Pays the Cost of Soliciting the Proxies?

The Company will pay the cost of this proxy solicitation, which includes filing, preparing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card.  The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their clients and account holders and obtaining their proxies.

How Does a Stockholder Obtain a Copy of the Company’s Most Recent Annual Report?

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) is enclosed with and accompanies this proxy statement.  The Proxy Statement and the Annual Report are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company’s Corporate Secretary at Mthomasleap@aol.com.  The Securities and Exchange Commission (the “SEC”) also maintains a website at www.sec.gov that contains reports, proxy statements and other filed information regarding public reporting companies such as the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 30, 2012, the Common Stock of the Company owned beneficially by (i) each director of the Company, (ii) each executive officer of the Company, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of the outstanding shares of such Common Stock.  “Beneficial ownership” is a technical term broadly defined by the SEC (under applicable rules and regulations) to mean more than ownership in the usual sense.  For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a trustee, or a contract or understanding) have or share the power to vote or sell the stock or have the right to acquire it within 60 days.  Except as disclosed in the footnotes below, each person indicated in the table below has sole voting and investment power over his or her indicated shares.  As of April 30, 2012, there were 65,195,909 shares of Class A Common Stock issued and outstanding held by 610 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding held by one holder of record.  In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding held by one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage of Class Beneficially Owned	Title Of Class
		62,597,409 (2)	96.01%	Class A Common
M. Lee Pearce, M.D.		25,000 (3)	100%	Class B Common
		2,170 (4)	100%	Series B Preferred
Timothy C. Lincoln	Class B Director,	1,053	*	Class A Common
	Chairman of the
	Board, Acting
	Principal Executive
	Officer, President
	Class A Director,	-0-	*	Class A Common
	Acting Principal
	Financial Officer,
Mary E. Thomas	Chief Accounting
	Officer, Vice
	President,
	Treasurer, Secretary
Jerome Fields, M.D.	Class A Director	100,000	*	Class A Common
Chris Minev	Class A Director	-0-	*	Class A Common
Jose B. Valle	Class A Director	1,200 (5)	*	Class A Common
All Directors and ExecutiveOfficers as a Group (5 Persons)		102,253	*	Class A Common

* Less than 1%.

(1)	The address for all persons listed above is c/o Le@P Technology, Inc., 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2)
The shares of Class A Common Stock beneficially owned by the Majority Stockholder include:  (i) 59,897,409 shares owned by the M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Majority Stockholder is the 100% beneficial owner, (ii) 2,000,000 shares owned by PearTan, LLC, of which the Majority Stockholder is the sole member, (iii) 700,000 shares owned by Broward Trading Corporation, of which the Majority Stockholder is the sole stockholder, and (iv) 25,000 shares held by the Majority Stockholder directly.  The calculation of the Majority Stockholder’s beneficial ownership percentage does not take into account the exercise of options, if any, held by third parties, including options held by officers and directors.

(3)	These shares of Class B Common Stock are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation, of which the Majority Stockholder is the sole shareholder.

(4)
These shares of Series B Preferred Stock do not have voting rights, and thus will not be eligible to vote at any meeting of stockholders (including the Annual Meeting), and are held by the Majority Stockholder Trust.

(5)
These shares are held as follows: (i) 1,000 shares are owned by Jose Benito Valle & Blanca M. Valle, as joint tenants, and (ii) 200 shares are held by Jose B. Valle as custodian for Jose A. Valle under the Uniform Transfer to Minors Act (custodial account).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated the persons indicated below for election to the Board of Directors.  Each nominee is presently a member of the Board of Directors.  Holders of Class A Common Stock and Class B Common Stock may withhold authority to vote for the nominees for Class A Directors and Class B Directors, respectively.  Although management has no reason to believe that any of the nominees will be unable or unwilling to serve, if a nominee withdraws or otherwise becomes unavailable to serve as a Director before the Annual Meeting, the designated “proxy” (i.e., the individual(s) identified as such on your proxy card) will vote for any substitute nominee designated by the Board of Directors.  Certain information concerning the nominees is provided below.

Nominees for Class A Directors

Name	Age	Position	Since

Mary E. Thomas	53	Class A Director,	June 2003

		Acting Principal Financial Officer	October 2000

		Chief Accounting Officer Vice President; Treasurer; and Secretary	April 2012

Jerome Fields, M.D.	83	Class A Director	May 2006

Chris Minev	31	Class A Director	April 2012

Jose B. Valle	64	Class A Director	April 2012

Nominee for Class B Director

Name	Age	Position	Since

Timothy C. Lincoln	53	Class B Director,	July 2000

		Acting Principal Executive Officer	September 2002-October 2006
and
May, 2009 to present

		Chairman of the Board; President	April 2012

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is also currently the Company’s: (i) Acting Principal Financial Officer, a position she has held since October 2000 and (ii) Chief Accounting Officer, Vice President, Treasurer, and Secretary, positions she has held since April 9, 2012 (when the Board appointed her to those specific additional offices and positions).   Ms. Thomas has over twenty-five years of experience in the healthcare and management financial accounting industry.  Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department.  From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, of which the Majority Stockholder is the President and indirect beneficial owner.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Jerome Fields, M.D. has served as a Class A Director of the Company since May 2006.  Dr. Fields has over forty-five years of experience in the health care industry.  Dr. Fields practiced family medicine from 1958 to 2002, and previously served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital in Hialeah, Florida.  From 1992 to 2002, Dr. Fields was an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School.  Dr. Fields also previously served as an independent director of South Florida Savings and Loan Bank for five years.  Prior to his retirement, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical Association and the American Academy of Family Practice.  Dr. Fields received a bachelor degree in Biology from Villanova University and a doctorate in medicine from Hahnemann Medical College, and has served as an officer and physician in active duty with the U.S. Navy from 1956 to 1958.

Chris Minev was appointed by the Board to serve as a Class A Director of the Company on April 9, 2012 (as a result of the Board filling a vacancy caused by a Board-approved increase in the number of directors constituting the Board).  Mr. Minev works as Executive Director for White Nights Foundation of America, a position which he has held since  2011, and for the United States Coast Guard as Director of Music, Capodanno Memorial Chapel at Fort Wadsworth, Sector New York.  From 2009 to 2011, Mr. Minev worked as the Assistant Artist Manager with Columbia Artists Management New York, New York.   Mr. Minev graduated from Harvard Business School with a Masters Degree in Business Administration in June 2009.  The Majority Stockholder is a  donor to the White Nights Foundation of America, and has a relationship with Mr. Minev related to the White Nights Foundation of America and other philanthropic and performing arts endeavors.  The Majority Stockholder introduced Mr. Minev to the Board for consideration as a Director candidate during the first quarter of 2012.  The Board believes Mr. Minev’s background and experience should be of benefit to the Company.

Jose B. Valle was appointed to serve as a Class A Director of the Company on April 9, 2012 (as a result of the Board filling a vacancy caused by a Board-approved increase in the number of directors constituting the Board).  Mr. Valle has been a senior executive in the banking industry since 1972.  Since June 2000 and from October 1996 to January 1997, Mr. Valle served as President of the Dade County, Florida operations of BankAtlantic.  From January 1997 to June 2000 he was a Senior Vice President of Bank of America, Florida.  From April 1991 to October 1996, Mr. Valle served first as CFO and later as CEO of Bank of North America in Miami, Florida.  Until its sale in October 1996 to BankAtlantic, Bank of North America was formerly controlled by the Majority Stockholder.  From January 2006 until May 2009, Mr. Valle served as the President of Firstbank Florida  in Miami, Florida.  Mr. Valle currently works as a consultant for Trizel Asset Services, LLC and has held such position since July 2009.  Mr. Valle serves as Treasurer of the Dr. M. Lee Pearce Foundation (a charitable foundation founded by the Majority Stockholder, but receives no compensation for serving in such position.  Mr. Valle received a Bachelors Degree in Accounting from the University of Florida and is a Certified Public Accountant.   Mr. Valle served as a member of the Board of Directors of the Company from July 2000 to June 2003, during which time he served on the Board’s Audit Committee. The Majority Stockholder, who has a long-standing relationship with Mr. Valle related to Bank of North America, the Dr. M. Lee Pearce Foundation and other philanthropic endeavors, introduced Mr. Valle to the Board for consideration as a Director candidate during the first quarter of 2012.  The Board believes Mr. Valle’s considerable business, finance and accounting experience should be a benefit to the Company.

 Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and is also currently the Company’s (i) Acting Principal Executive Officer, a position he has held since May 2009, and (ii) Chairman of the Board and President, positions he has held since April 9, 2012 (when the Board appointed him to those specific additional offices and positions).  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 31, 2006.  Mr. Lincoln has maintained a private law practice since October 1998.  From August 1995 to December 2008, Mr. Lincoln served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of business entities of which the Majority Stockholder is the beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity which holds the Class B Common Stock of the Company and of which the Majority Stockholder is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity which is the owner of 700,000 shares of Class A Common Stock and of which the Majority Stockholder is the sole shareholder).   Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly beneficially owned or controlled by the Majority Stockholder.  Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico, received a J.D. degree from the University of Miami School of Law, and an LLM in estate planning from the University of Miami School of Law.  Mr. Lincoln is a member of the Florida Bar Association.

Class A Directors are elected by holders of the Class A Common Stock and the Class B Director is elected by holders of the Class B Common Stock.  Each Director elected at the Annual Meeting will hold office as a member of the Board of Directors until the following annual meeting or until his or her successor is elected and qualified (or until such Director’s earlier death, resignation or removal).  The Company’s by-laws permit the Board of Directors (without the vote or approval of the Company’s stockholders) to increase the size of the Board and to fill any vacancy on the Board (whether such vacancy results from an increase in the size of the Board, from the resignation, removal, or death of a Director, or otherwise).  A Director so appointed by the Board to fill a vacancy may serve until the next annual meeting.  The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

Although the Board presently has no plans to do so, following the Annual Meeting, and prior to 2013 Annual Meeting of Stockholders, the Board may in its discretion increase the size of the Board and fill any resulting vacancy with new Directors in accordance with the Company’s certificate of incorporation, by-laws and applicable Delaware law.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Certain Legal Proceedings

No director, officer, or other 5% or greater stockholder of the Company, or affiliate or associate of any of the foregoing parties, is a party to any legal proceeding in which such person is adverse to the Company or has a material interest adverse to the Company.

Vote Required and Recommendation of the Board of Directors

The persons nominated as the Class A Directors will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock.  Similarly, the Class B Director will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock. (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING - What Vote Is Required to Approve the Proposals?” above.)   The Majority Stockholder, who as previously noted beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock, has declared that he intends to vote all shares beneficially owned by him in favor of Proposal No. 1.  Assuming the foregoing, approval of Proposal No. 1 is assured.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ELECTING THE FOUR (4) CLASS A DIRECTOR NOMINEES AND THE ONE (1) CLASS B DIRECTOR NOMINEE, TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held two meetings during the year ended December 31, 2011.  The Company has a separately-designated, standing audit committee (the “Audit Committee”), but has no standing nominating committee or compensation committee.

No Director attended fewer than 100% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2011.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders.  Last year, all three of the Company’s directors attended the Company’s annual meeting of stockholders.

Audit Committee

The Company’s Audit Committee has one member, Timothy C. Lincoln.  During the 2011 fiscal year, the Audit Committee met with the management and independent auditors of the Company.  The Audit Committee reviews the scope of the Company’s independent auditor’s engagement, including the remuneration to be paid, and reviews the independence of the auditors.  The Audit Committee, with the assistance of appropriate personnel, reviews the Company’s annual financial statements and the independent auditor’s report, including any significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; any litigation to which the Company is a party; and use by the Company’s executive officers of expense accounts (or expense reimbursements) and other non-monetary perquisites, if any.   The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures, controls or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee.  The Board of Directors has determined that Mr. Lincoln is not considered an “audit committee financial expert” within the meaning of that term as defined in Item 407(d)(5)(ii) of Regulation S-K by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, as amended.  The Company does not have an audit committee financial expert serving on its Audit Committee because the Company is not presently engaged in active operations.

Nominating Committee; Director Nominations

The Board of Directors does not have a separate nominating committee or a charter for a nominating committee.  Rather, the entire Board of Directors acts as the nominating committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee.

In considering and recommending candidates for membership on the Company’s Board in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s then-current needs, objectives and plans.  These factors may include skills, decision-making ability, ability to assist in fulfilling plans and goals, experience in serving as a board member, experience with businesses and other organizations of comparable size or focus, contacts, community activities and relationships, diversity, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business backgrounds, whether such candidate would be considered “independent” under the definition of independence provided under applicable NASDAQ Stock Market (“NASDAQ”) listing and corporate governance rules, and the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of director candidates by stockholders.  The by-law procedures are described in the paragraph entitled “OTHER MATTERS – Stockholder Proposals”, below.

Compensation Committee

The Board of Directors does not have a separate compensation committee, or any other committee performing similar functions.  Rather, the entire Board of Directors acts as a compensation committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate compensation committee.

The Board of Directors, in the foregoing capacity, has determined to compensate non-employee directors as provided in the paragraph entitled “Compensation of Directors”, below, and to compensate executive officers as provided in the paragraph entitled “EXECUTIVE COMPENSATION”, below.

Compensation Committee Interlocks and Insider Participation

The Company has only one part-time employee, Mary Thomas.  Ms. Thomas, although a member of the Board, in connection with the Board acting as a compensation committee, did not participate in Board deliberations concerning compensation of executive officers.

Compensation Committee Report

As a “smaller reporting company,” as defined by SEC regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not required to review or discuss the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

BOARD OF DIRECTORS

Jerome Fields, M.D.
Timothy Lincoln
Mary E. Thomas
Chris Minev
Jose B. Valle

Director Independence

The members of the Board of Directors are not all “independent” under the definition of independence pursuant to NASDAQ listing standards.  None of the members of the Audit Committee are “independent” under the definition of independence for audit committee members pursuant to NASDAQ listing standards. The board considers Mr. Valle, Mr. Minev and Dr. Fields as independent under the definition of independence pursuant to NASDAQ listing standards.

Board Leadership Structure and Role in Risk Oversight

Mr. Lincoln serves as the Acting Principal Executive Officer and, since April 9, 2012, as the Company’s Chairman of the Board and President (he is a Class B Director).  Additionally, Mr. Lincoln currently serves as the sole member of the Audit Committee.  Ms. Thomas serves as the Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Secretary, and as a member of the Board (a Class A Director).  Messrs. Minev, Valle, and Fields also serve as members of the Board (Class A Directors).  Prior to Mr. Lincoln’s appointment as Chairman of the Board, the Company did not have a Chairman of the Board, and during that time Mr. Lincoln and/or Ms. Thomas performed those functions typically performed by a Chairman (including scheduling, calling and leading meetings of the Board or coordinating actions of the Board by written consent).

Senior management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors has responsibility for the oversight of risk management.  The entire Board reviews information regarding the Company’s liquidity, credit, operations and regulatory compliance, as well as the risks associated with these matters. The Audit Committee oversees risk management in the areas of financial reporting, audit, internal controls and compliance with legal and regulatory requirements.  The sole member of the Audit Committee meets separately with the independent auditors at least once a year.  The Company does not have a lead independent or “outside” director (but currently has three Directors who are not officers).  The entire Board, acting as a compensation committee and as a nominating committee, evaluates the risks and rewards associated with the Company’s compensation philosophy and programs.  The Company believes that, given the state of the Company’s business and financial condition, its division of risk management responsibility as noted above is an effective approach for addressing the risks facing the Company and that its Board leadership structure supports this approach.

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for each regular meeting and $250 for each special meeting they attend and are also reimbursed for out-of-pocket expenses associated with attendance.

Director Compensation
Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jerome Fields, M.D.	$1,000	(1)	-0-	-0-	-0-	-0-	-0-	$1,000
Timothy Lincoln	-0-	(2)	-0-	-0-	-0-	-0-	-0-	-0-

(1)	A director fee of $500 was paid to Dr. Fields for attendance at each of the two Board meetings held during 2011.

(2)	Mr. Lincoln waived the director fees that were due him in conjunction with Board meetings he attended in 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on its review of the copies of such reports (if any) furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2011, its officers, directors and greater than ten percent (10%) beneficial owners complied with all Exchange Act Section 16(a) filing requirements.

Stockholder Communications with the Board of Directors

Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida 33334.  Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication.  The Corporate Secretary will send all appropriate stockholder communications to the intended recipient.  An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication, the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board or, if there is then no designated Chairman of the Board, to all Directors.  In the case of communications addressed to any particular Director(s), the Corporate Secretary will send appropriate stockholder communications to such Director(s).  In the case of communications addressed to a committee of the Board, the Corporate Secretary will send appropriate stockholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC.  This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management of the Company.

2.           The Audit Committee has discussed with Cherry, Bekaert & Holland, L.L.P., its independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 114 (Communication with Audit Committees).

3.           The Audit Committee has received the written disclosures and the letter from Cherry, Bekaert & Holland, L.L.P. required by the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and has discussed with Cherry, Bekaert & Holland, L.L.P. their independence.

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

AUDIT COMMITTEE

/s/  Timothy C. Lincoln

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of April 30, 2011.  Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under the heading “Election of Directors” above.

Name	Age	Position	Since

Timothy C. Lincoln	53	Acting Principal Executive Officer	September 2002-October
			2006; and
			May, 2009 to present

		Class B Director	July 2000

		Chairman of the Board; President	April 2012

Mary E. Thomas	53	Acting Principal Financial Officer	October 2000 (1)

		Class A Director
			June 27, 2003
		Chief Accounting Officer; Vice President;
		Treasurer; and Secretary	April 2012

 (1)  Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation paid by the Company to Timothy Lincoln, who, as of the fiscal years ended December 31, 2011 and 2010, was the Company’s Acting Principal Executive Officer, and Mary Thomas, who, as of the fiscal years ended December 31, 2011 and 2010, was the Company’s Acting Principal Financial Officer, for the fiscal years ended December 31, 2011 and 2010 (as applicable).  Mr. Lincoln and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option awards ($) (1)(2)	Total

Timothy Lincoln	2011	-0-	-0-	-0-	-0-
Acting Principal Executive Officer
	2010	-0-	-0-	-0-	-0-

Mary E. Thomas	2011	$13,270	-0-	-0-	$13,270
Acting Principal Financial Officer
	2010	$17,047	-0-	-0-	$17,047

(1)
Except for stock options issued pursuant to the Plans (as that term is defined under “Equity Compensation Plans” below), the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan.  The Company does not have any employment contract or termination of employment or change in control agreement with any Named Executive Officer.

(2)
The amounts in this column (if any) do not reflect compensation actually received by the Named Executive Officer nor do they reflect the actual value that will be recognized by the Named Executive Officer.

Option Grants in 2011

The Company granted no stock options during the year ended December 31, 2011, and as of December 31, 2011 the Company had no stock options outstanding or exercisable.

Fiscal Year End Option Values

There were no stock options exercised by any Named Executive Officer during 2011.  As of December 31, 2011, there were no stock options outstanding or exercisable.

Employment Contracts

The Company has no employment contracts.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans previously approved and not previously approved by the Company’s stockholders as of December 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-0-	-	10,100,000
Equity compensation plans not approved by security holders	-	-	-
TOTAL	-0-	-	10,100,000

The equity compensation plans approved by the Company’s stockholders are its four stock option plans designated as follows:  Le@P Technology, Inc. 2006 Long Term Incentive Plan (“2006 Plan”); (ii) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”); (iii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”); and (iv) Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan”, and collectively with the 2006 Plan, the 1999 Plan and the 1998 Plan, the “Plans”).  The stock options under the 1998 Plan expired in March 2008.  All options available for grant under the 1996 Plan were previously granted, but all have been forfeited, leaving 600,000 options available for grant under that plan.  The 1999 Plan and 2006 Plan have options to purchase 2,947,500 shares and 6,500,000 shares, respectively, available for grant.  All of the Plans were approved by the Company’s stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

The following describes certain relationships and transactions between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest.  Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest.  The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated third parties.

Relationships and Transactions with M. Lee Pearce, M.D.

Real Estate Acquisition

Parkson Property LLC (“Parkson”), a wholly-owned subsidiary of the Company, owns real property in Broward County, Florida (the “Real Property”).  Parkson purchased the Real Property on September 28, 2001 from Bay Colony Associates, Ltd., an entity wholly-owned by the Majority Stockholder, in exchange for a two-month note in the amount of $37,500 and a five-year note (the “Long Term Note”) and related mortgage in the amount of $712,500.  The Long-Term Note was replaced several times, most recently on February 7, 2012 with a renewal promissory note in the amount of $794,650.68 (the “2012 Parkson Replacement Note”).  The 2012 Parkson Replacement Note bears interest at the rate of 3.75% per annum; both principal and all accrued interest on the note are due in one lump sum on June 30, 2013.

Funding Arrangements and Working Capital Loans

During the past few years, the Company has relied entirely upon the Majority Stockholder Trust to fund operations and expenses (and to extend maturities on indebtedness).

On January 31, 2011, the Company consolidated three working capital loans made in 2009 and 2010 by the Majority Stockholder Trust (and their corresponding accrued interest of $4,319) that matured on January 8, 2011 into one renewal promissory note in the amount of $99,319.39 that matured on January 8, 2012.  Interest and principal on that note were due in one lump sum on the maturity date of January 8, 2012.  With the exception of extending the maturity date until January 8, 2012, the terms of such renewal note were the same as the terms of the original notes.  On March 3, 2010, September 1, 2010, January 6, 2011, and April 22, 2011 the Company received working capital loans from the Majority Stockholder Trust in the amount of $130,000, $60,000, $125,000, and $100,000, respectively.  All four of the loans were unsecured and evidenced by promissory notes which accrued interest at the prime rate.  Interest and principal were due on these notes in one lump sum on the maturity date of January 8, 2012.  The Company received an additional working capital loan on September 28, 2011 in the principal amount of $110,000 from the Majority Stockholder Trust.  The loan was unsecured and evidenced by a promissory note which accrued interest at the prime rate.  Interest and principal on that note, prior to being consolidated (see below), were due in one lump sum on the maturity date of January 8, 2013.   Subsequent to December 31, 2011, and as previously reported on the Company’s Current Report on Form 8-K dated February 7, 2012, the Company received an additional working capital loan on January 18, 2012 in the principal amount of $130,000 from the Majority Stockholder Trust.  The loan was unsecured and evidenced by a promissory note which accrued interest at the prime rate.  Interest and principal on that note were due in one lump sum on the maturity date of January 8, 2013 (the foregoing notes are collectively referred to as the “Working Capital Notes”).  Also subsequent to December 31, 2011, and as previously reported on the Company’s Current Report on Form 8-K dated February 7, 2012, the Company consolidated all of the Working Capital Notes (and their corresponding accrued interest) into one renewal promissory note in the amount of $777,062.04 (the “2012 Le@P Consolidated Renewal Note”).  The principal and all accrued interest – at the (lowered) rate of 3.75% per annum – under the 2012 Le@P Consolidated Renewal Note are due in one lump sum on the maturity date of June 30, 2013.

On April 9, 2012, the Majority Stockholder Trust provided the Company with a $500,000 loan, which management believes, based upon the Company’s operating budget for 2012, will be sufficient to fund the Company’s working capital requirements through December 31, 2012.  The loan is evidenced by a promissory note in the principal amount of $500,000.00 (the “2012 Working Capital Note”), bears interest at the rate of 3.75% per annum, and matures (with all principal and interest due in one lump sum) on June 30, 2013.  The Majority Stockholder is the 100% beneficial owner of the Majority Stockholder Trust, as well as the former Chairman of the Board of Directors.

As previously disclosed, the Company is not engaged in any active business operations that generate cash flow to fund operating expenses, exhausts its cash resources over relatively short time periods and depends entirely upon loans from the Majority Stockholder Trust to cover its operating expenses.  There can be no assurance that the Majority Stockholder Trust will continue to fund or provide loans, advances or other capital resources to the Company or its affiliates.  In addition, there can be no assurance that the Majority Stockholder Trust will extend the maturity date of the 2012 Working Capital Note (or of other loans that mature on June 30, 2013) in the event the Company is unable to repay its indebtedness when due on June 30, 2013, or will agree to any forbearance or waiver in connection with any default which may occur on indebtedness prior to such maturity date.

The Company’s auditors issued a “going concern” qualification in its opinion on the Company’s audited financial statements.  This means that there is substantial doubt that the Company can continue as an on-going business for the next year (2012) unless the Company can succeed in obtaining additional funding or financing to pay its bills as they come due.

The Company’s continued operation and existence, therefore, after expending the working capital provided in conjunction with the 2012 Working Capital Note, depends entirely upon obtaining additional funding or financing in the form of debt or equity for which it has no present commitments.  If the Company does not succeed in raising additional funding or financing before its cash is exhausted, it will be forced to cease operations, terminate its reporting as a public company and, ultimately, liquidate and/or dissolve, resulting in the complete loss of value of all equity investments and interests in the Company (including the Class A Common Stock).

Of the Company’s outstanding Class A Common Stock, 96.01% is beneficially owned by the Majority Stockholder, including:  (i) 59,897,409 shares owned by the Majority Stockholder Trust, (ii) 2,000,000 shares owned by PearTan, LLC, of which the Majority Stockholder is the sole member, (iii) 700,000 shares owned by Broward Trading Corporation, of which the Majority Stockholder is the sole stockholder, and (iv) 25,000 shares held by the Majority Stockholder directly; the calculation of the Majority Stockholder’s beneficial ownership percentage does not take into account the exercise of options, if any, held by third parties, including options held by officers and directors.  Of the Company’s Class B Common Stock, 100% is owned by Lauderdale Holdings, Inc., a Florida corporation, of which the Majority Stockholder is the sole stockholder.  Of the Company’s Series B Preferred Stock, 100% of it is held by the Majority Stockholder Trust.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF CHERRY, BEKAERT & HOLLAND, LLP
AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2012

The Board of Directors has selected Cherry, Bekaert & Holland, L.L.P. (“Cherry”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2012.  Cherry served as the Company’s independent auditors with respect to the audit of the Company’s 2011 financial statements.  In the event the appointment of Cherry as independent auditors with respect to the fiscal year ending December 31, 2012 is ratified, it is expected that Cherry will audit the financial statements of the Company and all of the Company’s subsidiaries at the close of their current fiscal years.  The Company’s audit reports for the previous two years did not contain an adverse opinion or disclaimer (other than a “going concern” qualification), and were not modified.

Representatives of Cherry have been invited to, but are currently not expected to be present at, the Annual Meeting; however, they are expected to be available by telephone conference call during the Annual Meeting to respond to appropriate questions.  If representatives of Cherry are present in person at the Annual Meeting or if they participate in a telephone conference call during the Annual Meeting to respond to appropriate questions, they will have an opportunity to make a statement if they desire to do so.

Vote Required and Board Recommendations

The proposal to ratify the appointment of Cherry as the Company’s independent auditors will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.  (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING - What Vote Is Required to Approve the Proposals?” above.)   The Majority Stockholder, who beneficially and indirectly owns or has the power to direct the vote of 96.01% of the outstanding share of the Company’s Class A Common Stock and 100% of the outstanding share of the Company’s Class B Common Stock, has declared that he intends to vote all shares beneficially owned by him in favor of Proposal No. 2.  Assuming the foregoing, approval of the foregoing proposal is assured.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”  RATIFYING THE SELECTION OF CHERRY, BEKAERT & HOLLAND, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2012 FISCAL YEAR.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Cherry regarding the audit of the Company’s financial statements for the fiscal year ended December 31, 2011 and December 31, 2010 were approximately $32,000 each year.  The aggregate fees billed by Cherry regarding the reviews of the financial statements included in the Company’s Forms 10-Q for the fiscal year ended December 31, 2011 were $25,150 .

The aggregate fees billed for professional services rendered by Berenfeld Spritzer Shechter & Sheer, LLP (“Berenfeld”) regarding the reviews of the financial statements included in the Company’s Forms 10-Q for the 2010 fiscal year were approximately $27,500.

Audit-Related Fees

The aggregate fees billed for audit-related services rendered by Berkowitz Dick Pollack and Brant, LLP (“BDPB”) to the Company during the fiscal years ended December 31, 2011 and December 31, 2010, were $2,482 and $1,059, respectively.  BDPB provided services related to the Company’s financial statements in each of the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2011 and December 31, 2010.

Tax Fees

The aggregate fees billed for tax-related services provided by BDPB in connection with tax compliance, tax advice and tax planning services for the fiscal years ended December 31, 2011 and December 31, 2010, were approximately $6,853 and $9,515, respectively.  BDBP prepared the Company’s income tax returns for the fiscal years ended December 31, 2011 and December 31, 2010.  Cherry and Berenfeld provided no tax-related services during the fiscal years ended December 31, 2011 and December 31, 2010.

All Other Fees

The Company paid additional fees to BDPB for the fiscal years ended December 31, 2011 and December 31, 2010, in the amounts of $7,751 (for general business consulting) and zero, respectively.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor.  The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve, the provision of certain defined audit and non-audit services.  The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Of the Audit-Related Fees, Tax Fees and All Other Fees described above, the Audit Committee pre-approved the fees billed.

OTHER BUSINESS

The Company knows of no other business which is planned to be brought at the Annual Meeting.  If, however, any other business should properly be brought before the Annual Meeting, those persons named in the accompanying proxy card as “proxies” will vote the proxies as they in their discretion may deem appropriate, unless you direct them to do otherwise in writing on your proxy card.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting such proposals to the Company in a timely manner.  In order to be so included for the 2013 annual meeting, stockholder proposals must be received by the Company no later than January 28, 2013 and must otherwise comply with the requirements of Rule 14a-8 or other applicable rules.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or to bring other business before an annual meeting of stockholders, where such nomination or other business has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8.  These procedures provide that only persons who are nominated by or at the direction of our Board of Directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our Corporate Secretary before the meeting at which directors are to be elected, will be eligible for election as one of our Directors.  Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our Board or by a stockholder who has given timely written notice to our Corporate Secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days or more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder.  If our Board determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded.  Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder.  If our Board determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our Board an opportunity to consider the qualifications of the proposed nominee and, to the extent deemed necessary or desirable by our Board, to inform stockholders about these qualifications.  By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our Board, provides our Board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations or statements as to our board’s position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company.  Solicitations will be made by mail or by facsimile, and regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report is being provided with this proxy statement.  Only one Annual Report and proxy statement may be delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders.   Any security holder at a shared address to which a single copy of the Annual Report and proxy statement was delivered may provide instructions to the Company to receive a separate copy (without charge) of the Annual Report and proxy statement by mailing a request.  The Company will also provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all other information incorporated by reference in this proxy statement.  Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, (954) 771-1772.

FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement, other than statements relating or referring to purely historical information, including estimates, projections, forecasts, statements relating to the business plans, objectives and expected or anticipated business, liquidity, capital resources, financial condition or operating results of the Company, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “seek,” “estimate,” “intend,” “strategy,” “plan,” “objective,” “goal,” “propose,” “may,” “should,” “will,” “would,” “will be,” “can,” “could,” “will continue,” “will likely result,” and similar statements and expressions. Forward-looking statements are based on current beliefs, expectations and assumptions that are subject to risks and uncertainties that can be difficult to predict or ascertain and which may cause the actual results to differ materially from these forward-looking statements.  In light of the significant uncertainties inherent in the forward-looking statements included herein and particularly in view of the current state of the Company, the inclusion of such information should not be regarded as a statement by the Company or any other person that these statements (or our goals, objectives, plans or other forward-looking information derived therefrom) will be achieved.  The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

REVOCABLE PROXY
LE@P TECHNOLOGY, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

2012 ANNUAL MEETING OF STOCKHOLDERS – JUNE 22, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1. To elect five directors	For	Withhold	For All Except
		a. election of Class A directors(to be elected by holders of the Class A Common Stock only).	☐	☐	☐
The undersigned hereby appoints Timothy C. Lincoln and Mary E. Thomas and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the board of directors may designate, as proxyholders, each with full power of substitution and resubstitution, and herebyauthorizesany proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record date at the Annual Meeting to be held June 22, 2012, which includes any continuation of such meeting pursuant to any adjournment or postponement of it to another time. T beginning with initial capital letters that are used but not defined in this proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.
		Mary E. Thomas Jerome Fields, M.D. Jose B. Valle Chris Minev	For	Withhold	For All Except
		b. Election of Class B director (to be elected by holders of the Class B Common Stock only).	☐	☐	☐
Timothy C. Lincoln

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		2. To ratify the appointment of Cherry, Bekaert and Holland, LLP. as the Company’s independent accountants for the year ended December 31, 2012	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.	date	3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2012 Annual Meeting of Stockholders.

The Board recommends a vote “FOR” Items 1 & 2 above. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Stockholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.
LE@P TECHNOLOGY, INC.
5601 North Dixie Highway, Suite 411
Fort Lauderdale, Florida 33334
Telephone No. (954) 771-1772

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting to be held on June 22, 2012: The Proxy Statement and the
2011 Annual Report to Stockholders are also available at  http:www.cfpproxy.com/4293 or by calling 1-800-951 2405. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding registrants including the Company.  You may obtain directions to be able to attend the meeting and vote in person by emailing the Company at  Mthomasleap@aol.com.
The above signed also hereby revokes previous proxies and acknowledges receipt of the Company’s notice of Annual Meeting and Proxy Statement. Note: please sign this proxy as your name appears hereon, including the title “executor,” “trustee,” etc. if such is indicated. If a joint account, each joint owner should sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.